September 18, 1997



North Central Bancshares, Inc.
825 Central Avenue
P.O. Box 1237
Fort Dodge, Iowa 50501

Ladies and Gentlemen:

         North Central Bancshares, Inc. (the "Purchaser") and Valley Financial Corp.(the "Company") desire to enter into an agreement dated September 18, 1997 (the "Agreement"), pursuant to which, subject to the terms and conditions set forth therein, (a) the Company will merge with and into a wholly owned indirect subsidiary of the Purchaser with the Company surviving the merger as a wholly owned indirect subsidiary of the Purchaser, and (b) shareholders of the Company will receive cash in exchange for the outstanding common stock of the Company (the foregoing, collectively referred to herein as the "Merger").

         The Purchaser has required, as a condition to its execution and delivery to the Company of the Agreement, that the undersigned, being directors, executive officers and major shareholders of the Company, execute and deliver to the Purchaser this Letter Agreement. The undersigned hereby represents and warrants to the Purchaser that the undersigned has the power to vote _____ shares of the common stock of the Company.

         Each of the undersigned, in order to induce the Purchaser to execute and deliver to the Company the Agreement, hereby irrevocably:

                  (a) Agrees to be present (in person or by proxy) at all meetings of shareholders of the Company called to vote for approval of the Merger so that all shares of common stock of the Company then owned by the undersigned will be counted for the purpose of determining the presence of a quorum at such meetings, or to execute a written consent in lieu of any such meetings with respect to all such shares, and to vote all such shares (i) in favor of approval and adoption of the Agreement and the transactions contemplated thereby (including any amendments or modifications of the terms thereof approved by the Board of Directors of the Company), and (ii) against approval or adoption of any other merger, business combination, recapitalization, partial liquidation or similar transaction involving the Company;

                  (b) As a shareholder of the Company, agrees not to vote or execute any written consent (with respect to any shares of common stock of the Company then owned by the




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North Central Bancshares, Inc.
September 18, 1997                                                       Page 2.



undersigned), to rescind or amend in any manner any prior vote or written consent to approve or adopt the Agreement;

                  (c) Agrees to use best efforts to cause the Merger to be consummated;

                  (d) Agrees not to sell, transfer or otherwise dispose of any common stock of the Company on or prior to the effective date for the Merger (the "Effective Date") other than pursuant to the Agreement;

                  (e) Agrees not to solicit, initiate or engage in any negotiations or discussions with any party other than the Purchaser with respect to any offer, sale, transfer or other disposition of, any shares of common stock of the Company now or hereafter owned by the undersigned;

                  (f) Agrees that

                  (i) for a period of five (5) years following the Effective Date, the undersigned shall not, without the written consent of the Purchaser, either directly or indirectly solicit, offer employment to, or take any other action intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any officer or employee of the Purchaser or any affiliate thereof, to terminate his or her employment and accept employment or become affiliated with, or provide services for compensation in any capacity whatsoever to, any savings bank, savings and loan association, bank, bank holding company, savings and loan holding company, or other institution engaged in the business of accepting deposits and making loans, doing business within a fifteen (15) mile radius of any office of the Company or any direct or indirect subsidiary thereof;

                  (ii) for a period of five (5) years following the Effective Date, the undersigned shall not provide any information, advice or recommendation with respect to any such officer or employee to any savings bank, savings and loan association, bank, bank holding company, savings and loan holding company, or other institution engaged in the business of accepting deposits or making loans, doing business within a fifteen (15) mile radius of any officer of the Company or any direct or indirect subsidiary thereof, that is intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing such officer or employee to terminate his or her employment with the Purchaser or any affiliate thereof and accept employment or become affiliated with, or provide services for compensation in any capacity whatsoever to, such savings bank, savings and loan association, bank, bank holding company, savings and loan holding company, or other institution;






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North Central Bancshares, Inc.
September 18, 1997                                                       Page 3.



                  (iii) for a period of five (5) years following the Effective Date, the undersigned shall not solicit, provide any information, advice or recommendation or take any other action intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any customer of the Purchaser or any affiliate thereof to terminate a business or commercial relationship with the Purchaser or any affiliate thereof that exists on the Effective Date, except as may occur in connection with advertising or solicitation directed to the public generally;

                  (iv) for a period of five (5) years following the Effective Date the undersigned shall not, without the written consent of the Purchaser, become an officer, employee, director or trustee of any savings bank, savings and loan association, savings and loan holding company, bank or bank holding company (except Farmers Savings Bank, Weaver, Iowa), or any direct or indirect subsidiary or affiliate of any such entity, that competes with the business of the Company within a fifteen (15) mile radius of any offices of the Company or any direct or indirect subsidiary thereof; and

                  (v) the undersigned shall keep confidential and shall refrain from using for the benefit of himself, or any person or entity other than the Purchaser or any affiliate of the Purchaser, any material document or information obtained from the Purchaser or any of its affiliates in the course of his employment with any of them concerning their properties, operations or business (unless such document or information is readily ascertainable from public or published information or trade sources or has otherwise been made available to the public through no fault of his own) until the same ceases to be material (or becomes so ascertainable or available); PROVIDED, HOWEVER, that nothing in this provision shall prevent such person, with or without the Purchaser's consent, from participating in or disclosing documents or information in connection with any judicial or administrative investigation, inquiry or proceeding to the extent that such participation or disclosure is required under applicable law.

                  (vi) if any court of competent jurisdiction shall at any time deem the five-year period provided in paragraphs (f)(i) - (iv) above too lengthy, such provisions shall nevertheless stand, except that the court in such case shall reduce the five-year period to the longest period permissible under the laws of Iowa.

                  (g) Represents that the undersigned has the capacity to enter into this Letter Agreement and that it is a valid and binding obligation enforceable against the undersigned in accordance with its terms, subject to bankruptcy, insolvency and other laws affecting creditors' rights.

                  (h) Agrees that a breach of this Letter Agreement by the undersigned will cause irreparable harm to the Purchaser for which there may be no adequate remedy at law, and agrees





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North Central Bancshares, Inc.
September 18, 1997                                                       Page 4.


that the Purchaser shall be entitled, in addition to its other remedies at law, to specific performance of this Letter Agreement or any provisions hereof.

         The obligations set forth herein shall terminate concurrently with any termination of the Agreement but shall survive the consummation of the transactions contemplated by the Agreement.

                            ------------------------

         This Letter Agreement may be executed in two or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same Letter Agreement.

                            ------------------------

         This Letter Agreement shall terminate concurrently with any termination of the Agreement in accordance with its terms.

                            ------------------------

         The undersigned stipulates that the restrictions set forth herein are reasonable and intends to be legally bound hereby.


                                         Sincerely,


                                         ----------------------------------
                                         Name:



ACCEPTED AND
ACKNOWLEDGED

By: _________________________________
Name:
Title: